                                                                AGENCY AGREEMENT

                                         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                                                       (Trustee)

                                                      CRUSADE MANAGEMENT LIMITED
                                                                       (Manager)

                                                            THE BANK OF NEW YORK
                                                        (Principal Paying Agent)

                                                            THE BANK OF NEW YORK
                                                                  (Note Trustee)

                                                            THE BANK OF NEW YORK
                                                             (Calculation Agent)

                                                            THE BANK OF NEW YORK
                                                                (Note Registrar)

                                       AIB/BNY FUND MANAGEMENT (IRELAND) LIMITED
                                                            (Irish Paying Agent)

                                              Crusade Global Trust No. 2 of 2004

                                                          ALLENS ARTHUR ROBINSON
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                             Tel  61 2 9230 4000
                                                             Fax  61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2004

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                                                    3
         1.1      Definitions                                                                              3
         1.2      Definitions in Master Trust Deed, Supplementary Terms Notice, Note Trust Deed and
                  Conditions                                                                               4
         1.3      Interpretation                                                                           4
         1.4      Document or agreement                                                                    4
         1.5      Transaction Document                                                                     4
         1.6      Trustee as trustee                                                                       5

2.       APPOINTMENT OF PAYING AGENTS                                                                      5

3.       PAYMENT                                                                                           5
         3.1      Payment by Trustee                                                                       5
         3.2      Confirmation                                                                             6
         3.3      Payments by Paying Agents                                                                6
         3.4      Method of Payment - Book-Entry Notes                                                     6
         3.5      Method of Payment - Global Notes                                                         6
         3.6      Method of payment - Definitive Notes                                                     7
         3.7      Late payment                                                                             7
         3.8      Notice of non-receipt                                                                    8
         3.9      Reimbursement                                                                            8
         3.10     Method of payment                                                                        8
         3.11     No fee                                                                                   9
         3.12     Trust                                                                                    9
         3.13     Forms and information                                                                    9

4.       REPAYMENT                                                                                         9

5.       APPOINTMENT OF THE CALCULATION AGENT                                                             10

6.       DUTIES OF THE CALCULATION AGENT                                                                  10

7.       NOTE TRUSTEE                                                                                     11

8.       EARLY REDEMPTION OF OFFSHORE NOTES                                                               12

9.       PRO RATA REDEMPTION AND CANCELLATION OF NOTES                                                    13

10.      CANCELLATION, DESTRUCTION AND RECORDS WHERE OFFSHORE NOTES IN
         DEFINITIVE FORM HAVE BEEN ISSUED                                                                 14

11.      ISSUE OF REPLACEMENT DEFINITIVE NOTES AND COUPONS AND TALONS WHERE
         DEFINITIVE NOTES HAVE BEEN ISSUED                                                                15

12.      NOTICES TO NOTEHOLDERS                                                                           17

13.      DOCUMENTS AND FORMS                                                                              17

14.      AUTHENTICATION                                                                                   18

15.      INDEMNITY                                                                                        18

16.      THE NOTE REGISTER                                                                                19

--------------------------------------------------------------------------------
                                                                          Page 1

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

         16.1     Appointment of Note Registrar                                                           19
         16.2     Details to be kept on the Note Register                                                 19
         16.3     Payments of Principal and Interest                                                      20
         16.4     Place of keeping Register, copies and access                                            20
         16.5     Details on Note Register conclusive                                                     21
         16.6     Alteration of details on Note Register                                                  21
         16.7     Rectification of Note Register                                                          21
         16.8     Correctness of Note Register                                                            21

17.      CHANGES OF NOTE REGISTRAR                                                                        22
         17.1     Removal                                                                                 22
         17.2     Resignation                                                                             22
         17.3     Limitation                                                                              22

18.      GENERAL                                                                                          22
         18.1     Communications to Offshore Noteholders                                                  22
         18.2     Agency                                                                                  23
         18.3     Identity                                                                                23
         18.4     No set-off                                                                              24
         18.5     Reliance                                                                                24
         18.6     Entitled to deal                                                                        24
         18.7     Consultation                                                                            24
         18.8     Duties                                                                                  24
         18.9     Income Tax Returns                                                                      25
         18.10    Taxes                                                                                   25
         18.11    Written instructions                                                                    25
         18.12    No representations                                                                      25

19.      CHANGES IN PAYING AGENTS AND CALCULATION AGENT                                                   25
         19.1     Removal                                                                                 25
         19.2     Resignation                                                                             26
         19.3     Limitation                                                                              26
         19.4     Delivery of amounts                                                                     27
         19.5     Successor to Paying Agents                                                              27
         19.6     Successor to Calculation Agent                                                          28
         19.7     Successor to Note Registrar                                                             28
         19.8     Notice to Offshore Noteholders                                                          29
         19.9     Change in Paying Office or Specified Office                                             29

20.      FEES AND EXPENSES                                                                                30

21.      WAIVERS, REMEDIES CUMULATIVE                                                                     31

22.      SEVERABILITY OF PROVISIONS                                                                       31

23.      ASSIGNMENTS                                                                                      31

24.      NOTICES                                                                                          31
         24.1     General                                                                                 31
         24.2     Details                                                                                 32
         24.3     Communication through Principal Paying Agent                                            34

--------------------------------------------------------------------------------
                                                                          Page 2

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

25.      LIMITED RECOURSE                                                                                 34
         25.1     General                                                                                 34
         25.2     Liability of Trustee limited to its right to indemnity                                  34
         25.3     Unrestricted remedies                                                                   35
         25.4     Restricted remedies                                                                     36

26.      COUNTERPARTS                                                                                     36

27.      GOVERNING LAW                                                                                    36

28.      SUCCESSOR TRUSTEE                                                                                36

--------------------------------------------------------------------------------
                                                                          Page 3

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

DATE                                                                     2004
-------------

PARTIES
-------------

1.              PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841)
                incorporated in Australia and registered in Victoria of Level 7,
                9 Castlereagh Street, Sydney, New South Wales 2000 in its
                capacity as trustee of the Crusade Global Trust No. 2 of 2004
                (the TRUSTEE);

2.              CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) incorporated in
                Australia and registered in New South Wales of 4-16 Montgomery
                Street, Kogarah, New South Wales 2217, as Manager in relation to the Crusade Global Trust No. 2 of 2004 (the MANAGER);

3.              THE BANK OF NEW YORK acting through its office at 101 Barclay
                Street, Floor 21 West, New York, New York 10286, United States
                of America as principal paying agent for the Class A-1 Notes described below and acting through its office at 48th Floor, 1
                Canada Square, London E14 5AL, United Kingdom as principal paying agent for the Class A-2 Notes described below (together the PRINCIPAL PAYING AGENT, which expression shall, wherever the context requires, include any successor principal paying agent from time to time under this agreement and, except where the context otherwise requires, the Principal Paying Agent, the
                Irish Paying Agent (as defined below) and any additional paying agent or paying agents appointed under this agreement are PAYING
                AGENTS and each of them is a PAYING AGENT); as note registrar in relation to the Class A-1 Notes described below (the NOTE
                REGISTRAR, which expression shall, whenever the context
                requires, include any successor note registrar from time to time under this agreement); and as trustee for the Offshore
                Noteholders (the NOTE TRUSTEE, which expression shall, wherever the context requires, include any other trustee or trustees from time to time under the Note Trust Deed);

4.              THE BANK OF NEW YORK of 48th Floor, 1 Canada Square, London E14
                5AL, United Kingdom as calculation agent in relation to the
                Offshore Notes described below (the CALCULATION AGENT, which expression shall, wherever the context requires, include any successor calculation agent from time to time); and

5.              AIB/BNY FUND MANAGEMENT (IRELAND) LIMITED of Guild House, Guild
                Street, Dublin 1, Republic of Ireland as Irish paying agent (the
                IRISH PAYING AGENT, which expression shall, wherever the context requires, include any successor Irish paying agent from time to time under this agreement).

--------------------------------------------------------------------------------
                                                                          Page 1

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------
RECITALS
-------------

A               The Trustee proposes to issue US$500,000,000 of Class A-1
                mortgage backed pass through floating rate Notes (the CLASS A-1
                NOTES), (euro)400,000,000 of Class A-2 mortgage backed pass through floating rates Notes (the CLASS A-2 NOTES), and
                A$533,200,000 of mortgage backed pass through floating rate
                Notes comprising A$500,000,000 Class A-3 Notes, A$23,600,000
                Class B Notes and A$9,600,000 Class C Notes (together the A$
                NOTES) each with a Final Maturity Date falling in 2037.

B               The Class A-1 Notes will be represented initially by one or more
                Book-Entry Notes (the BOOK-ENTRY NOTES).

C               The Class A-1 Notes, upon original issue, will be issued in the form of typewritten Book-Entry Notes representing the Book-Entry
                Notes. The Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf of the Book-Entry Notes to the Common Depository, as agent for the Clearing Agency. The
                Book-Entry Notes shall initially be registered on the Note
                Register in the name of the Common Depository, as nominee of the
                Clearing Agency, and no Class A-1 Note Owner will receive a
                Definitive Class A-1 Note representing such Class A-1 Note
                Owner's interest in such Class A-1 Note, except as provided in the Note Trust Deed.

D               The Class A-2 Notes will be represented initially by a single temporary global note without coupons or talons.

E               Interests in a Temporary Global Note will be exchangeable
                (provided that certification of non-US beneficial ownership has been received by the Principal Paying Agent) 40 days after the
                Note Issue Date for interests in a single permanent global note without coupons or talons attached (in accordance with the terms of the relevant Temporary Global Note).

F               The Temporary Global Notes will be deposited on the Note Issue
                Date with the Common Depository for Euroclear and Clearstream,
                Luxembourg, for the respective accounts of Euroclear and
                Clearstream, Luxembourg. The Class A-2 Notes so represented shall be credited to the respective accounts of the Class A-2
                Noteholders. Class A-2 Permanent Global Notes will be deposited on the Note Issue Date to be held for exchange (in whole or in part) for the relevant Temporary Global Note in accordance with the terms of that Temporary Global Note. The Global Notes will be exchangeable for Class A-2 Notes in definitive form with interest and/or principal coupons and talons for further Coupons attached, in the circumstances specified in the Global Notes.

G               The Offshore Notes will be constituted by the Note Trust Deed, the Supplementary Terms Notice and the Master Trust Deed.

H               The Offshore Notes will be secured on the terms of the Security
                Trust Deed.

I               The Trustee wishes to appoint the Principal Paying Agent as principal paying agent in respect

--------------------------------------------------------------------------------
                                                                          Page 2

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

                of the Offshore Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

J               The Trustee wishes to appoint the Calculation Agent as its reference agent in respect of the Offshore Notes only and has entered into this agreement to provide for the terms and
                conditions of that appointment.

K               The Trustee wishes to appoint the Note Registrar in respect of the Class A-1 Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

L               The Trustee wishes to appoint the Irish Paying Agent as its paying agent in Ireland in respect of the Class A-2 Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

--------------------------------------------------------------------------------

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1      DEFINITIONS

         The following definitions apply unless the context requires otherwise.

         MASTER TRUST DEED means the Master Trust Deed for the Crusade Trusts dated 14 March 1998 between the Trustee as trustee, St.George Bank
         Limited and the Manager.

         NOTE PARTY has the meaning given to that term in clause 18.2.

         NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated
         31 December 2003 issued under the Master Trust Deed in relation to the
         Trust.

         OFFSHORE NOTES means each of the Class A-1 Notes and the Class A-2
         Notes.

         PAYING OFFICE means, in relation to a Paying Agent and any Offshore
         Notes, the office of the Paying Agent specified in the relevant
         Offshore Notes or otherwise under this agreement or the Note Trust Deed as the office at which payments in respect of the Offshore Notes or relevant Coupons will be made as changed from time to time in accordance with this agreement.

         SPECIFIED OFFICE means, in relation to the Calculation Agent, the office of the Calculation Agent specified under this agreement as the office at which the Calculation Agent will carry out its duties under this agreement, and initially means its office at 48th Floor, 1 Canada
         Square, London E14 5AL, United Kingdom.

         SUPPLEMENTARY TERMS NOTICE means the Supplementary Terms Notice dated on or about the date of this agreement relating to the Trust.

         TRUST means the trust known as the Crusade Global Trust No. 2 of 2004 established under the Notice of Creation of Trust, the Master Trust
         Deed and the Supplementary Terms Notice.

--------------------------------------------------------------------------------
                                                                          Page 3

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

1.2      DEFINITIONS IN MASTER TRUST DEED, SUPPLEMENTARY TERMS NOTICE, NOTE
         TRUST DEED AND CONDITIONS

         (a)  Words and expressions which are defined in the Master Trust Deed
              (as amended by the Supplementary Terms Notice), the Supplementary
              Terms Notice, the Note Trust Deed and the relevant Conditions
              (including by reference to another agreement) have the same meanings when used in this agreement unless the context otherwise requires or unless otherwise defined in this agreement.

         (b)  If a definition in any of the documents in paragraph (a) above is inconsistent, the definitions will prevail in the following order:

              (i)   definition in this agreement;

              (ii)  definition in the Supplementary Terms Notice;

              (iii) definition in the Master Trust Deed;

              (iv)  definition in the Note Trust Deed;

              (v)   definition in the relevant Conditions.

1.3      INTERPRETATION

         Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full and:

         (a)  a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

         (b)   a reference to an amount for which a person is CONTINGENTLY
               LIABLE includes an amount which that person may become
               actually or contingently liable to pay if a contingency
               occurs, whether or not that liability will actually arise; and

         (c)   all references to costs or charges or expenses include GST, any value added tax or similar tax charged or chargeable in respect of the charge or expense.

1.4      DOCUMENT OR AGREEMENT

         A reference to:

         (a)  an AGREEMENT includes a Security Interest, guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

         (b)  a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

         A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this agreement.

1.5      TRANSACTION DOCUMENT

         This agreement is a TRANSACTION DOCUMENT for the purposes of the
         Master Trust Deed.

--------------------------------------------------------------------------------
                                                                          Page 4

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

1.6      TRUSTEE AS TRUSTEE

         (a)  In this agreement, except where provided to the contrary:

              (i)  a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity; and

              (ii) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business,
                   property or undertaking of the Trustee only in the capacity described in sub-paragraph (i) above.

         (b)  The rights and obligations of the parties under this agreement relate only to the Trust, and do not relate to any other Trust (as defined in the Master Trust Deed).

2.       APPOINTMENT OF PAYING AGENTS
--------------------------------------------------------------------------------

         (a)  Subject to the terms of this agreement, the Trustee (acting on the direction of the Manager) appoints the Principal Paying Agent as its principal paying agent, the Irish Paying Agent as its paying agent with a Paying Office in Ireland and each other Paying Agent as its paying agent, for making payments in respect of the
              Offshore Notes in accordance with the Transaction Documents and the relevant Conditions at their respective Paying Offices. The
              Principal Paying Agent and the Irish Paying Agent accepts its appointment under this agreement.

         (b)  Except in clause 19 and as the context otherwise requires, references to the Principal Paying Agent are to it acting solely through its Paying Office.

         (c)  If at any time there is more than one Paying Agent, the obligations of the Paying Agents under this agreement shall be several and not joint.

         It is acknowledged and agreed that:

              (i)  subject to clause 7, each of the Principal Paying Agent and the Irish Paying Agent is the agent of the Trustee in its
                   capacity as trustee of the Trust only; and

              (ii) despite anything else in this agreement, any other
                   Transaction Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the
                   Principal Paying Agent or any other Paying Agent except to the extent of losses, costs, claims or damages caused by the fraud, negligence or Default of the Trustee.

3.       PAYMENT
--------------------------------------------------------------------------------

3.1      PAYMENT BY TRUSTEE

         (a)  The Trustee shall, with the assistance of and, at the direction of the Manager, not later than 10.00 am (New York time) on each
              Payment Date, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent (including where relevant in clause 3.10) the amount in US$ as may be required
              (after taking account of any cash then held by the Principal
              Paying Agent and available for the purpose) to be made on Payment

--------------------------------------------------------------------------------
                                                                          Page 5

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              Date under the Supplementary Terms Notice in respect of the Class
              A-1 Notes and the relevant Conditions.

         (b)  The Trustee shall, with the assistance of and at the direction of the Manager, not later than 10.00 am (London time) on each Payment
              Date, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent (including where relevant in clause 3.10) the amount in Euros as may be required (after taking account of any cash then held by the Principal Paying Agent and available for the purpose) to be made on that Payment Date under the Supplementary Terms Notice in respect of the Class A-2 Notes and the relevant Conditions.

3.2      CONFIRMATION

         Not later than 4:00 pm (Sydney time) on each Determination Date, the
         Manager on behalf of the Trustee shall notify, or procure notification to, the Principal Paying Agent and the Note Trustee of the amount of interest or principal payable in respect of the Offshore Notes on the
         Payment Date following that Determination Date. The Trustee or if required by the Trustee, the Manager on its behalf shall also forward to the Principal Paying Agent at that time confirmation that the payments provided for in clause 3.1 will be made unconditionally.

3.3      PAYMENTS BY PAYING AGENTS

         Subject to payment being duly made as provided in clause 3.1 (or to the
         Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 7, the Paying
         Agents shall pay or cause to be paid on behalf of the Trustee on each
         Payment Date the relevant amounts of principal and interest due in respect of the Offshore Notes in accordance with the Supplementary
         Terms Notice and the relevant Conditions.

3.4      METHOD OF PAYMENT - BOOK-ENTRY NOTES

         The Principal Paying Agent shall cause all payments of principal or interest (as the case may be) due in respect of Class A-1 Notes represented by a Book-Entry Note to be made to the Common Depository for credit to the account of the persons appearing from time to time in the records of the Common Depository as account holder with respect to that Book-Entry Note.

3.5      METHOD OF PAYMENT - GLOBAL NOTES

         (a)  The Principal Paying Agent shall cause all payments of principal or interest (as the case may be) due and received by it in respect of Class A-2 Notes represented by a Global Note to be made to the
              Common Depository for credit to the account of the persons appearing from time to time in the records of the Common
              Depository (being Euroclear and Clearstream, Luxembourg) as account holders with respect to that Global Note.

         (b)  After making a payment under paragraph (a) the Principal Paying
              Agent shall cause the schedule to the relevant Global Note to be annotated so as to evidence the amounts and dates of that payment.
              If the amount of principal or interest (as the case may be) then due for payment in respect of a Global Note is not paid in full the Principal Paying Agent shall cause a record of that shortfall to be made on the schedule to the relevant Global Note.

--------------------------------------------------------------------------------
                                                                          Page 6

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

         (c)  An annotation of the Principal Paying Agent or of the Common
              Depository under this clause 3.5 shall be sufficient evidence
              (unless the contrary is proved) of the relevant payments having been made or not made.

         (d)  Any payment in respect of the Global Notes will only be made to the extent that certification of non-US beneficial ownership (in the form of Exhibit A to the relevant Temporary Global Note) has been previously received by the Principal Paying Agent from
              Euroclear or Clearstream, Luxembourg (as appropriate).

3.6      METHOD OF PAYMENT - DEFINITIVE NOTES

         (a)  Payments of principal or interest on the Definitive Notes (if any)
              shall be made in accordance with the relevant Conditions and the
              Supplementary Terms Notice.

         (b)  If a Definitive Note is issued and the amount of the principal or interest (as the case may be) then due for payment on that
              Offshore Note or any relevant Coupon is not paid in full
              (including by reason of a deduction or withholding), the Paying
              Agent to whom that Offshore Note or Coupon is presented shall enface that Offshore Note or Coupon with a memorandum of the amount paid and the date of that payment.

3.7      LATE PAYMENT

         (a)  If any payment under clause 3.1 is made late but otherwise in accordance with the provisions of this agreement, each Paying
              Agent shall:

              (i)   in the case of any payment in respect of the Class A-1 Notes or Coupons made on or prior to 1.00 pm (New York time) on a
                    Payment Date, make payments required to be made by it in
                    respect of the Class A-1 Notes or Coupons as provided in
                    this clause 3 (other than clause 3.7(a)(ii));

              (ii)  in the case of any payment in respect of the Class A-1 Notes or Coupons made after 1.00 pm (New York time) on a Payment
                    Date, make payments required to be made by it in respect of the Class A-1 Notes or Coupons on the next Business Day
                    occurring after that Payment Date and otherwise as provided in this clause 3;

              (iii) in the case of any payment in respect of the Class A-2 Notes or Coupons made on or prior to 1.00 pm (London time) on a
                    Payment Date, make payments required to be made by it in
                    respect of the Class A-2 Notes or Coupons as provided in
                    this clause 3 (other than clause 3.7(a)(iv)); and

              (iv)  in the case of any payment in respect of the Class A-2 Notes or Coupons made after 1.00 pm (London time) on a Payment
                    Date, make payments required to be made by it in respect of the Class A-2 Notes or Coupons on the next Business Day
                    occurring after that Payment Date and otherwise as provided in this clause 3.

              However, unless and until the full amount of any payment in respect of the Offshore Notes required to be made under the
              Transaction Documents has been made under clause 3.1 to or to the order of the Principal Paying Agent, no Paying Agents shall be bound to make a payment under clause 3.

--------------------------------------------------------------------------------
                                                                          Page 7

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

         (b)  If the Principal Paying Agent has not received on a Payment Date the full amount of principal and interest then payable on any
              Offshore Note or Coupon in accordance with the Supplementary Terms
              Notice and the relevant Conditions, but receives the full amount later, it shall:

              (i)  forthwith upon full receipt notify the other Paying Agents
                   (if any), the Trustee, the Note Trustee, the Security Trustee
                   and the Manager; and

              (ii) as soon as practicable after such full receipt give due notice, in accordance with the relevant Condition 12 (unless the Note Trustee agrees otherwise), to the relevant Offshore
                   Noteholders that it has received the full amount.

3.8      NOTICE OF NON-RECEIPT

         The Principal Paying Agent shall immediately notify by telex or facsimile (if appropriate) the other Paying Agents (if any), the Note
         Trustee, the Trustee, the Security Trustee, the Currency Swap Provider
         and the Manager if the full amount of any payment of principal or interest required to be made by the Supplementary Terms Notice and the relevant Conditions in respect of the Offshore Notes or Coupons is not unconditionally received by it or to its order in accordance with this agreement.

3.9      REIMBURSEMENT

         The Principal Paying Agent shall (provided that it has been placed in funds by the Trustee) on demand promptly reimburse the other Paying
         Agents (if any) for payments of principal and interest properly made by that Paying Agent in accordance with the Supplementary Terms Notice, the relevant Conditions and this agreement. The Trustee shall not be concerned with the apportionment of any moneys between the Principal
         Paying Agent and the other Paying Agents (if any) and payment to the
         Principal Paying Agent of any moneys due to the Paying Agents shall operate as a good discharge to the Trustee in respect of such moneys.

3.10     METHOD OF PAYMENT

         (a)  All sums payable by the Trustee to the Principal Paying Agent under this agreement shall, unless otherwise provided by and subject to the relevant Currency Swap, be paid by the Currency
              Swap Provider on behalf of the Trustee in US$ (in the case of the
              Class A-1 Notes or Class A-1 Noteholders) or Euros (in the case of the Class A-2 Notes or Class A-2 Noteholders) to such bank accounts as the Principal Paying Agent may from time to time notify to the Trustee and the Note Trustee. Those sums shall be held in an account for payment to the Offshore Noteholders or
              Couponholders, as the case may be, and:

              (i)  failing that payment within the designated periods of prescription specified in the relevant Condition 8; or

              (ii) upon the bankruptcy, insolvency, winding up or liquidation of the Principal Paying Agent or on default being made by the
                   Principal Paying Agent in the payment of any amounts in
                   respect of principal or interest in accordance with this
                   agreement,

              for repayment to the Trustee (subject to clause 4). On repayment in accordance with clause 4 to the Trustee, all liabilities of the
              Principal Paying Agent with respect to those

--------------------------------------------------------------------------------
                                                                          Page 8

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              moneys shall cease. The Principal Paying Agent shall, promptly after each Payment Date, confirm to the Trustee, in accordance with clause 22, that the Principal Paying Agent has paid the relevant amount to the Common Depository. The Principal Paying
              Agent will countersign and promptly return any such confirmation requested by the Trustee.

         (b)  Subject to the terms of this agreement, the Principal Paying Agent shall be entitled to deal with moneys paid to it under this agreement in the same manner as other moneys paid to it as a banker by its customers. The Principal Paying Agent shall be entitled to retain for its own account any interest earned on the sums from time to time credited to the account referred to in paragraph (a) and it need not segregate such sums from other amounts held by it, except as required by law.

3.11     NO FEE

         Subject to clause 20, no Paying Agent will charge any commission or fee in relation to any payment under this agreement, or if definitive
         Talons have been printed, exchanges of Talons for Coupons, to the person receiving or entitled to receive the payment or make the exchange.

3.12     TRUST

         The Principal Paying Agent shall hold on trust (as bare trustee) for the Note Trustee and the Offshore Noteholders all sums held by it for the payment of principal and interest with respect to the Offshore
         Notes until all relevant sums are paid to the Note Trustee or the
         Offshore Noteholders or otherwise disposed of in accordance with the
         Note Trust Deed.

3.13     FORMS AND INFORMATION

         The Manager shall provide each Paying Agent with any forms and such other information reasonably required by that Paying Agent in connection with any withholding Tax imposed on any payment under the
         Offshore Notes.

4.       REPAYMENT
--------------------------------------------------------------------------------

         (a)  Immediately on any entitlement to receive principal or interest under any Offshore Note or Coupon becoming void under the relevant
              Conditions, the Principal Paying Agent shall repay to the Trustee the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement became void, together with any fees applicable to that payment or entitlement (pro rata as to the amount and time) to the extent already paid under clause 20.

         (b)  Despite paragraph (a), the Principal Paying Agent shall not be obliged to make any repayment to the Trustee so long as any amounts which should have been paid to or to the order of the
              Principal Paying Agent or, if applicable, the Note Trustee by the
              Trustee remain unpaid.

--------------------------------------------------------------------------------
                                                                          Page 9

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

5.       APPOINTMENT OF THE CALCULATION AGENT
--------------------------------------------------------------------------------

         (a)  The Trustee (acting on the direction of the Manager) appoints the
              Calculation Agent as its reference agent in respect of the
              Offshore Notes upon the terms and conditions set forth in this agreement and the Calculation Agent accepts that appointment.

         (b)  It is acknowledged and agreed that:

              (i)  the Calculation Agent is the agent of the Trustee in its capacity as trustee of the Trust only; and

              (ii) despite anything else in this agreement, any other
                   Transaction Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the
                   Calculation Agent except to the extent of losses, costs,
                   claims or damages caused by the fraud, negligence or Default of the Trustee.

6.       DUTIES OF THE CALCULATION AGENT
--------------------------------------------------------------------------------

         (a)  The Calculation Agent shall, in relation to the Offshore Notes, until their final maturity or such earlier date on which the
              Offshore Notes are due and payable in full and in either case until the Trustee has paid all amounts in relation to the Offshore
              Notes to the Principal Paying Agent or, if applicable, the Note
              Trustee:

              (i)  perform such duties at its Specified Office as are set forth in this agreement and in the relevant Conditions and any
                   other duties which are reasonably incidental at the request of the Trustee, the Manager, the Note Trustee or the
                   Principal Paying Agent;

              (ii) determine LIBOR (in respect of the Class A-1 Notes) and
                   EURIBOR (in respect of the Class A-2 Notes) for each Interest
                   Period, and calculate the relevant Interest and Interest Rate on the relevant Offshore Notes, in the manner set out in the relevant Condition 4 and confirm with the Currency Swap
                   Provider (using the contact details notified by that Currency
                   Swap Provider to the Calculation Agent) that the LIBOR and
                   EURIBOR determined under this agreement is the same as the
                   LIBOR and EURIBOR determined by the Currency Swap Provider under the relevant Currency Swap;

              (iii) notify the Trustee, the Manager, the Note Trustee, the
                   Paying Agents, the Irish Stock Exchange (for so long as the
                   Class A-2 Notes are listed on the Irish Stock Exchange) and the Currency Swap Provider by telex or facsimile transmission on or as soon as possible after the first day of each
                   Interest Period, of the Interest Rates and the Interest so
                   determined by it in relation to that Interest Period,
                   specifying to those parties the rates upon which they are
                   based and (where relevant) the names of the banks quoting
                   those rates.

         (b)  The Manager shall on behalf of the Trustee cause the Interest and
              Interest Rates applicable to the relevant Offshore Notes and each
              Interest Coupon for each Interest Period, together with the relevant Payment Date, to be published (subject to clause 20, at the expense of the

--------------------------------------------------------------------------------
                                                                         Page 10

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              Trustee) in accordance with the provisions of the relevant
              Conditions 4 and 12, on or as soon as possible after the
              commencement of the relevant Interest Period unless the Note
              Trustee otherwise agrees, provided that the Trustee, the
              Calculation Agent and the Note Trustee shall co-operate with the
              Manager in order to effect that publication.

         (c)  The Interest, Interest Rate and relevant Payment Date published under paragraph (b) may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice to Offshore Noteholders in the event of an amendment to the
              Interest Period.

         (d)  If the Calculation Agent at any time and for any reason does not determine the Interest Rate for or calculate the Interest payable on an Offshore Note, the Manager shall do so and each such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Manager shall apply the provisions of this clause 6, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such a manner as it shall deem fair and reasonable in all the circumstances.

7.       NOTE TRUSTEE
--------------------------------------------------------------------------------

         (a)  At any time after:

              (i)   an Event of Default has occurred in relation to an Offshore
                    Note; or

              (ii)  Definitive Notes or Coupons or Talons relating to those
                    Definitive Notes have not been issued when required in
                    accordance with the provisions of the Transaction Documents,

              the Note Trustee may:

              (iii) by notice in writing to the Trustee, the Manager, the
                    Calculation Agent, the Principal Paying Agent and the other
                    Paying Agents (if any) require the Principal Paying Agent, the other Paying Agents and the Calculation Agent either:

                    (A)  to act as Principal Paying Agent, Paying Agent,
                         Calculation Agent and Irish Paying Agent (in relation
                         to the Class A-2 Notes), respectively, of the Note
                         Trustee on the terms of this agreement in relation to
                         payments to be made by or on behalf of the Trustee
                         under the terms of the Note Trust Deed, except that the
                         Note Trustee's liability under any provisions of this
                         agreement for the indemnification of the Calculation
                         Agent and the Paying Agents shall be limited to any
                         amount for the time being held by the Note Trustee on
                         the trusts of the Note Trust Deed and which is
                         available to be applied by the Note Trustee for that
                         purpose; and

                    (B)  to hold all Definitive Notes, Coupons and Talons and
                         all amounts, documents and records held by them in
                         respect of the Offshore Notes, the Coupons and Talons
                         on behalf of the Note Trustee; or

--------------------------------------------------------------------------------
                                                                         Page 11

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

                    (C)  to deliver up all Definitive Notes, Coupons and Talons, and all amounts, documents and records held by them in
                         respect of the Offshore Notes, Coupons and Talons, to
                         the Note Trustee or as the Note Trustee directs in that
                         notice, other than any documents or records which the
                         Calculation Agent or Paying Agent (as the case may be)
                         is obliged not to release by any law or regulation; and

                    (D)  by notice in writing to the Trustee require it to make
                         (or arrange to be made) all subsequent payments in
                         respect of the Offshore Notes to the order of the Note
                         Trustee and not to the Principal Paying Agent and, with
                         effect from the issue of that notice to the Trustee and
                         until that notice is withdrawn clause 2.3 of the Note
                         Trust Deed shall not apply.

              A payment by the Trustee of its payment obligations on each
              Payment Date under the Supplementary Terms Notice and the relevant
              Conditions to the Note Trustee in accordance with paragraph
              (a)(iii)(D) shall be a good discharge to the Note Trustee to the extent of such payment.

         (b)  The Note Trustee shall promptly upon request give notice to the
              Manager, the Trustee, the Security Trustee, the Calculation Agent
              and the Principal Paying Agent of any change in the Authorised
              Signatories of the Note Trustee.

8.       EARLY REDEMPTION OF OFFSHORE NOTES
--------------------------------------------------------------------------------

         (a)  If the Trustee intends to redeem the Offshore Notes prior to their
              Final Maturity Date pursuant to the relevant Condition 5 (which it may only do at the direction of the Manager), the Manager shall give not less than 5 days' prior notice to the Principal Paying
              Agent and the Note Trustee before giving the requisite period of notice to the Offshore Noteholders in accordance with the relevant
              Condition 5 and stating the Payment Date on which such Offshore
              Notes are to be redeemed.

         (b)  The Principal Paying Agent shall, on receipt of a notice under paragraph (a):

              (i)   notify the Common Depository of the proposed redemption,
                    specifying:

                    (A)  the aggregate Invested Amount or Stated Amount (as the case may be) of the Offshore Notes to be redeemed;

                    (B)  the amount of principal to be repaid in relation to the
                         Offshore Notes; and

                    (C)  the date on which the Offshore Notes are to be
                         redeemed; and

              (ii)  promptly and in accordance with the relevant Conditions, on behalf of and at the expense of the Trustee, publish the
                    notices required in connection with that redemption.

--------------------------------------------------------------------------------
                                                                         Page 12

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

9.       PRO RATA REDEMPTION AND CANCELLATION OF NOTES
--------------------------------------------------------------------------------

         (a)  If the Trustee is required to redeem some (but not all) of the
              Offshore Notes prior to their Final Maturity Date pursuant to the relevant Condition 5 the Manager shall on each Determination Date give prior notice to the Calculation Agent, the Principal Paying
              Agent and the Note Trustee, as provided in the relevant Condition
              5.

         (b)  On receipt of a notice under paragraph (a), the Principal Paying
              Agent shall notify the Common Depository of the proposed
              redemption, specifying in each case the aggregate Invested Amount of the Offshore Notes to be redeemed and the date on which such
              Offshore Notes are to be redeemed.

         (c)  For so long as the Class A-2 Notes are listed on the Irish Stock
              Exchange, the Manager on behalf of the Trustee shall ensure that notice of the matters referred to in paragraph (a) is provided to the Irish Stock Exchange or such other alternative exchange as agreed between the Trustee, the Note Trustee and the Manager (if required).

         (d)  The Manager shall, on (or as soon as practicable after) each
              Quarterly Determination Date calculate:

              (i)   the amount of principal to be repaid in respect of each
                    Offshore Note due on the Payment Date next following that
                    Determination Date;

              (ii)  the Stated Amount and Invested Amount of each Offshore Note on the first day of the next following Interest Period for the Offshore Notes (after deducting any principal due to be made on the next Payment Date); and

              (iii) the Class A Bond Factor on each Quarterly Determination Date in respect of the Collection Period ending before that
                    Quarterly Determination Date,

              and shall forthwith notify or cause to be notified to the Trustee, the Calculation Agent, the Note Trustee, the Principal Paying
              Agent, the Irish Stock Exchange and each Currency Swap Provider of each of those determinations in accordance with the Supplementary
              Terms Notice. On receipt of that notice, the Principal Paying
              Agent shall give a copy of that notice to the Common Depository in accordance with the requirements of the Note Depository Agreement.

         (e)  The Manager will immediately cause details of each determination under paragraph (d to be published in accordance with the relevant
              Condition 12 at least one Business Day before the relevant Payment
              Date.

         (f)  If no principal is due to be repaid on the Offshore Notes on any
              Payment Date, the Manager shall give notice or shall cause a notice to this effect to be given to the relevant Offshore
              Noteholders in accordance with the relevant Condition 12.

         (g)  If any Class A-1 Notes are redeemed in whole or in part in accordance with the Conditions and the Transaction Documents, the
              Principal Paying Agent will, if any Book-Entry Notes are still outstanding, cause the Note Registrar to record all relevant details in the Note Register. The Principal Paying Agent shall as soon as possible, and in any event within three months after the date of any redemption or purchase, furnish to each of the Trustee

--------------------------------------------------------------------------------
                                                                         Page 13

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              and, if the Principal Paying Agent is not also the Note Trustee, the Note Trustee a certificate setting out the aggregate Invested
              Amount and Stated Amount of Class A-1 Notes which have been redeemed or the aggregate Invested Amount and Stated Amount of
              Class A-1 Notes which have been purchased. If the Invested Amount of a Book-Entry Note is reduced to nil, the Principal Paying Agent shall destroy the relevant Book-Entry Note and issue a destruction certificate forthwith to the Note Trustee and shall send a copy of that certificate to the Trustee, the Manager and the Note Trustee.

         (h)  If any Class A-2 Notes are redeemed in whole or in part in accordance with the relevant Conditions and the Transaction
              Documents, the Principal Paying Agent will, if any Global Notes are still outstanding, cause the Common Depository to record all relevant details on the schedule to those Global Notes. The
              Principal Paying Agent shall as soon as possible, and in any event within three months after the date of any redemption or purchase, furnish to each of the Trustee and, if the Principal Paying Agent is not also the Note Trustee, the Note Trustee a certificate setting out the aggregate Invested Amount and Stated Amount of
              Class A-2 Notes which have been redeemed or the aggregate Invested
              Amount or Stated Amount of Class A-2 Notes which have been purchased. If the Invested Amount of a Global Note is reduced to nil, the Principal Paying Agent shall destroy the relevant Global
              Note and issue a destruction certificate forthwith to the Note
              Trustee and shall send a copy of that certificate to the Trustee, the Manager and the Note Trustee.

10.      CANCELLATION, DESTRUCTION AND RECORDS WHERE OFFSHORE NOTES IN
         DEFINITIVE FORM HAVE BEEN ISSUED
--------------------------------------------------------------------------------

         (a)  All Definitive Notes which are redeemed in their entirety (but not partial redemptions of Definitive Notes in accordance with the relevant Condition 5), together with any unmatured or unused
              Coupons or Talons attached to, or surrendered with, those
              Definitive Notes at the time of redemption or presentation, and all Coupons which are paid and all Talons which are exchanged for further Coupons shall be forthwith cancelled by perforation by the
              Paying Agent by or through which they are redeemed, paid or exchanged. If that Paying Agent is not the Principal Paying Agent, that Paying Agent shall promptly give all relevant details and forward the cancelled Definitive Notes, Coupons and Talons to the
              Principal Paying Agent.

         (b)  The Principal Paying Agent shall as soon as possible, and in any event within 70 days after the date of any redemption,
              presentation or payment of Definitive Notes, furnish to each of the Trustee, the Manager and the Note Trustee a certificate stating:

              (i)   the aggregate Invested Amount of Definitive Notes which have been redeemed in full and the aggregate amounts in respect of Coupons which have been paid or, as the case may require, the aggregate amounts of principal and interest paid in
                    respect of the Book-Entry Notes (in the case of the Class
                    A-1 Notes) or Global Notes (in the case of the Class A-2
                    Notes);

              (ii)  the serial numbers of those Definitive Notes;

--------------------------------------------------------------------------------
                                                                         Page 14

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              (iii) the total number by Maturity Date of relevant Coupons (if applicable);

              (iv)  the aggregate Invested Amounts of Definitive Notes which have been surrendered and replaced and the serial numbers of those Definitive Notes and the total number by Maturity Date of Coupons which have been surrendered and replaced; and

              (v)   the total number of Talons which have been exchanged (if
                    applicable).

         (c)  Unless otherwise previously instructed by the Trustee or the
              Manager, the Principal Paying Agent shall destroy any cancelled
              Definitive Notes, Coupons and Talons in its possession and furnish each of the Trustee, the Manager and the Note Trustee with a destruction certificate which lists the Class and serial numbers of those Definitive Notes in numerical sequence and gives
              particulars of the Coupons and Talons attached to or surrendered with those Definitive Notes and shall, in the case of Coupons which are destroyed, show the total number by Maturity Date of those Coupons and the aggregate amount paid in respect of those
              Coupons.

         (d)  The Principal Paying Agent shall:

              (i)   keep a full and complete record of:

                    (A)  all Definitive Notes, Coupons and Talons issued (other than the serial numbers of Coupons);

                    (B)  the redemption, purchase, cancellation, payment,
                         exchange, surrender for replacement or destruction of
                         the Definitive Notes, Coupons or Talons; and

                    (C)  all replacement Definitive Notes, Coupons or Talons
                         issued in substitution for lost, stolen, mutilated,
                         defaced or destroyed Definitive Notes or Coupons or
                         Talons;

              (ii)  in respect of Coupons of each Maturity Date, retain until the expiry of five years (in the case of Coupons relating to interest) and ten years (in the case of Coupons relating to principal) after that Maturity Date either a list of all
                    paid Coupons with that Maturity Date or a record of the
                    total number of Coupons with that Maturity Date still
                    remaining unpaid;

              (iii) in respect of Coupons and Talons in place of which
                    replacement Coupons or Talons have been issued, and Coupons or Talons which have become void, retain a record of the
                    serial numbers of those Coupons and Talons; and

              (iv)  make those records available at all reasonable times to the
                    Trustee, the Manager and the Note Trustee.

11.      ISSUE OF REPLACEMENT DEFINITIVE NOTES AND COUPONS AND TALONS WHERE
         DEFINITIVE NOTES HAVE BEEN ISSUED
--------------------------------------------------------------------------------

         (a)  The Manager shall, where Definitive Notes, Coupons or Talons have been issued, cause a sufficient quantity of additional Definitive
              Notes, Coupons and Talons to be made available,

--------------------------------------------------------------------------------
                                                                         Page 15

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              upon request by the Principal Paying Agent, for the purpose of issuing replacement Definitive Notes, Coupons and Talons as provided below.

         (b)  The Principal Paying Agent shall, subject to and in accordance with the Conditions, the Transaction Documents and this clause, issue any replacement Definitive Notes, Coupons or Talons in place of Definitive Notes or Coupons or Talons which have been lost, stolen, mutilated, defaced or destroyed.

         (c)  The Principal Paying Agent shall, subject to and in accordance with the Conditions and the Transaction Documents, issue Coupons in exchange for Talons.

         (d)  In the case of a mutilated or defaced Definitive Note, the
              Principal Paying Agent shall ensure that (unless otherwise covered by an indemnity and/or security as the Trustee or Manager may require) any replacement Definitive Note will only have attached to it Coupons and a Talon corresponding to those attached to the mutilated or defaced Definitive Note which is presented for replacement.

         (e)  The Principal Paying Agent shall not issue any replacement
              Definitive Note, Coupon or Talon unless and until the relevant applicant has:

              (i)   paid all costs (including the fees and costs of the
                    Principal Paying Agent and of any Paying Agent through which the replacement Definitive Note, Coupon or Talon is issued)
                    as may be incurred in connection with that replacement;

              (ii)  in the case of a lost, stolen, defaced or destroyed
                    Definitive Note, Coupon or Talon, furnished the Principal
                    Paying Agent with any evidence (including evidence as to the
                    Class and serial number of the Definitive Note, Coupon or
                    Talon in question) and indemnity in respect of that loss,
                    theft, defacement or destructions as the Trustee or the
                    Manager and the Principal Paying Agent may reasonably
                    require; and

              (iii) in the case of a mutilated or defaced Definitive Note,
                    Coupon or Talon, surrendered to the Principal Paying Agent the mutilated or defaced Definitive Note, Coupon or Talon
                    which is to be replaced.

         (f)  The Principal Paying Agent shall cancel any mutilated or defaced
              Definitive Note, Coupon or Talon replaced under this clause and shall furnish the Trustee, the Manager and the Note Trustee, on the first day of each month, with a certificate stating the Class and serial numbers of Definitive Notes, Coupons and Talons cancelled during that month. Unless otherwise previously
              instructed by the Trustee or the Manager, the Principal Paying
              Agent shall destroy any cancelled Definitive Notes, Coupons and
              Talons and furnish the Trustee, the Manager and the Note Trustee with a destruction certificate containing the information
              specified in clause 10(b).

         (g)  The Principal Paying Agent shall, on issuing any replacement
              Definitive Note, Coupon or Talon, forthwith inform each of the other Paying Agents, the Trustee, the Manager and the Note Trustee
              of the Invested Amount and the Class and serial number of that replacement Definitive Note, Coupon or Talon issued and the Class and serial number of the Definitive

--------------------------------------------------------------------------------
                                                                         Page 16

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              Note, Coupon or Talon in place of which the replacement Definitive
              Note, Coupon or Talon has been issued.

         (h)  Whenever any Definitive Note, Coupon or Talon which is alleged to have been lost, stolen or destroyed (and in replacement for which a new Definitive Note, Coupon or Talon has been issued) is presented to any Paying Agent for payment or for the delivery of additional Coupons, the Paying Agent to which that Definitive
              Note, Coupon or Talon is presented shall immediately notify the
              Trustee, the Manager, the Note Trustee and (if presentation is not made to the Principal Paying Agent) the Principal Paying Agent.
              The Principal Paying Agent shall, on receipt of that notice or (as the case may be) on presentation of the Definitive Note, Coupon or
              Talon to it and after consultation with the Trustee, take
              appropriate steps (subject to being indemnified to its reasonable satisfaction as to cost) to recover the amount covered by the indemnity with respect to the allegedly lost, stolen or destroyed
              Definitive Note, Coupon or Talon. The Principal Paying Agent shall account to the Trustee for any amount so collected.

         (i)  In the case of Class A-2 Notes only, no replacement Definitive
              Note, Coupon or Talon shall be delivered in the United States.

12.      NOTICES TO NOTEHOLDERS
--------------------------------------------------------------------------------

         (a)  At the request and expense of the Trustee, the Principal Paying
              Agent shall arrange for the publication of all notices to Offshore
              Noteholders in accordance with the relevant Conditions.

         (b)  The Principal Paying Agent shall promptly send to the Note Trustee one copy of the form of every notice given to Offshore Noteholders in accordance with the relevant Conditions.

13.      DOCUMENTS AND FORMS
--------------------------------------------------------------------------------

         (a)  The Manager shall provide to the Principal Paying Agent for distribution to each Paying Agent:

              (i)   sufficient copies of all documents required by the relevant
                    Conditions, the prospectus (in relation to the Class A-1
                    Notes), the offering circular (in relation to the Class A-2
                    Notes), the Note Trust Deed or the Irish Stock Exchange (for
                    so long as the Class A-2 Notes are listed on the Irish Stock
                    Exchange) to be available to Offshore Noteholders or
                    Couponholders for issue or inspection (including the Note
                    Trust Deed, the Master Trust Deed and the Supplementary
                    Terms Notice);

              (ii)  in the event of a meeting of Offshore Noteholders being called, forms of voting certificates and block voting
                    instructions, together with instructions from the Trustee
                    (those instructions having previously been approved by the
                    Note Trustee) as to the manner of completing, dealing with and recording the issue of such forms; and

--------------------------------------------------------------------------------
                                                                         Page 17

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              (iii) if Definitive Notes, Coupons or Talons are issued, specimens of those Definitive Notes, Coupons and Talons.

         (b)  The Manager and the Trustee shall provide to the Calculation Agent such documents as the Calculation Agent may reasonably require from the Manager or the Trustee (and in the case of the Trustee only those documents that are in the Trustee's possession or power) in order for the Calculation Agent properly to fulfil its duties in respect of the Offshore Notes.

14.      AUTHENTICATION
--------------------------------------------------------------------------------

         The Principal Paying Agent upon written direction of the Manager shall authenticate or cause to be authenticated the Book-Entry Notes, the
         Global Notes and (if required) the Definitive Notes (whether on initial issue or on replacement). The Principal Paying Agent shall not be required to authenticate or cause to be authenticated any Book-Entry
         Notes, Global Notes or Definitive Notes unless directed to do so in writing by the Manager or the Trustee at the direction of the Manager.

15.      INDEMNITY
--------------------------------------------------------------------------------

         (a)  Subject to paragraph (b) and clause 25, the Trustee shall indemnify each Paying Agent, the Note Registrar and the
              Calculation Agent against any loss, damages, proceeding,
              liability, cost, claim, action, demand or expense (in this clause
              15, each, an EXPENSE) which that Paying Agent, the Note Registrar or the Calculation Agent, as the case may be, may incur or which may be made against that Paying Agent, the Note Registrar or the
              Calculation Agent (as the case may be), as a result of or in connection with that Paying Agent's, the Note Registrar's or the
              Calculation Agent's, as the case may be, appointment or the exercise of the Paying Agent's, the Note Registrar's or the
              Calculation Agent's, as the case may be, powers and performance of the Paying Agent's, the Note Registrar's or the Calculation
              Agent's, as the case may be, duties under this agreement,
              notwithstanding the resignation or removal of that Paying Agent, the Note Registrar or the Calculation Agent in accordance with clause 19 (including any liability in respect of payment of a cheque drawn by that Paying Agent or the Calculation Agent (as the case may be) where the cheque is collected or sued upon or an attempt at collection is made after the amount in respect of which it is paid has been returned to the Trustee under clause 4).

         (b)  The indemnity in paragraph (a) applies to any Expense of a Paying
              Agent, the Note Registrar or the Calculation Agent (as the case may be) only:

              (i)   to the extent the Expense does not result from the breach by the Paying Agent, the Note Registrar or the Calculation
                    Agent (as the case may be) of the terms of this agreement or which breach arises out of the Paying Agent's, the Note
                    Registrar's or the Calculation Agent's (as the case may be)
                    own fraud, wilful default, negligence or bad faith or that of its directors, officers or employees or servants; and

              (ii)  if and whenever the Trustee or the Manager so requires, the
                    Paying Agent, the Note Registrar or the Calculation Agent
                    (as the case may be) takes any actions or

--------------------------------------------------------------------------------
                                                                         Page 18

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

                    proceedings under the control and at the expense of the
                    Trustee as the Trustee may reasonably require to avoid,
                    resist or compromise that Expense.

         (c)  Subject to paragraph (d), each of the Calculation Agent, the Note
              Registrar and the Paying Agents severally indemnifies the Trustee and the Manager against all losses, liabilities, costs, claims, actions, damages, expenses or demands which the Trustee or the
              Manager (as the case may be) may incur or which may be made against it as a result of a breach by the Calculation Agent, the
              Note Registrar or the Paying Agent (as the case may be) of any term of this agreement or its own fraud, wilful default or negligence or that of its directors, officers, employees or servants including any failure to obtain and maintain in existence any Authorisation required by it for the assumption, exercise and performance of its powers and duties under this agreement.

         (d)  Notwithstanding any other provision in this agreement, each of the
              Calculation Agent, the Note Registrar and the Paying Agents shall:

              (i)   not be liable to indemnify the Trustee or the Manager (as
                    the case may be) for any loss caused by events beyond its
                    reasonable control including, any malfunction, interruption or error in the transmission of information caused by any
                    machine or systems or interception of communication
                    facilities, abnormal operating conditions or acts of God;
                    and

              (ii)  have no liability whatsoever for any consequential, special, indirect or speculative loss or damages (including, but not limited to, loss of profits, whether or not foreseeable)
                    suffered by the Trustee or the Manager in connection with
                    the transactions contemplated by and the relationship
                    established by this agreement even if the Calculation Agent, the Note Registrar or the relevant Paying Agent (as the case may be) has been advised as to the possibility of the same.

16.      THE NOTE REGISTER
--------------------------------------------------------------------------------

16.1     APPOINTMENT OF NOTE REGISTRAR

         The Trustee appoints the Bank of New York to be the initial Note
         Registrar. The Bank of New York accepts that appointment.

16.2     DETAILS TO BE KEPT ON THE NOTE REGISTER

         The Note Registrar shall keep the Note Register with respect to the
         Trust in accordance with the terms of this agreement and Note Trust
         Deed, on which shall be entered the following information relating to the Trust:

         (a)  (NAME) the name of the Trust;

         (b)  (CREATION) the date of the creation of the Trust;

         (c)  (ISSUE DATES) the Issue Dates for Class A-1 Notes issued in relation to the Trust;

         (d) (INITIAL INVESTED AMOUNT) the total Initial Invested Amount of
              Class A-1 Notes issued on each such Issue Date;

--------------------------------------------------------------------------------
                                                                         Page 19

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

         (e)  (INVESTED AMOUNT) the Invested Amount of each Class A-1 Note from time to time;

         (f)  (STATED AMOUNT) the Stated Amount of each Class A-1 Note from time to time;

         (g)  (SERIES) details of relevant Classes of Class A-1 Notes;

         (h)  (DETAILS OF NOTEHOLDERS) the name and address of each Class A-1
              Noteholder;

         (i)  (NUMBER OF NOTES) the number of Class A-1 Notes held by each Class
              A-1 Noteholder;

         (j)  (DATE OF ENTRY) the date on which a person was entered as the holder of Class A-1 Notes;

         (k)  (DATE OF CESSATION) the date on which a person ceased to be a
              Class A-1 Noteholder;

         (l)  (ACCOUNT) the account to which any payments due to a Class A-1
              Noteholder are to be made (if applicable);

         (m)  (PAYMENTS) a record of each payment in respect of the Class A-1
              Notes; and

         (n)  (ADDITIONAL INFORMATION) such other information as:

              (i)   is required by the Supplementary Terms Notice;

              (ii)  the Note Registrar considers necessary or desirable; or

              (iii) the Manager or the Trustee reasonably requires in writing with respect to Class A-1 Notes.

16.3     PAYMENTS OF PRINCIPAL AND INTEREST

         (a)  Any payment of principal or interest on any Class A-1 Note shall be endorsed by the Note Registrar on the Note Register. In the case of payments of principal, the Invested Amount of the Class
              A-1 Notes shall be reduced for all purposes by the amount so paid and endorsed on the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

         (b)  If the amount of principal or interest (as the case may be) due for payment on any Class A-1 Note is not paid in full (including
              Carryover Charge Offs and by reason of a deduction or withholding)
              the Note Registrar shall endorse a record of that shortfall on the
              Note Register.

16.4     PLACE OF KEEPING REGISTER, COPIES AND ACCESS

         The Note Register shall be:

         (a)  (PLACE KEPT) kept at the office of the Note Registrar at 101
              Barclay Street, 21st Floor West, New York NY 10286 or at such place as the Trustee, the Manager and the Note Registrar may agree;

         (b)  (ACCESS TO MANAGER AND AUDITOR) open to the Trustee, the Manager, the Note Trustee and the Auditor of the Trust to inspect during normal business hours;

         (c)  (INSPECTION BY CLASS A-1 NOTEHOLDERS) open for inspection by the
              Note Trustee or a Class A-1 Noteholder during normal business hours but, in the case of a Class A-1 Noteholder, only in respect of information relating to that Class A-1 Noteholder; and

--------------------------------------------------------------------------------
                                                                         Page 20

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

         (d)  (NOT FOR COPYING) not available to be copied by any person (other than the Trustee, the Manager or the Note Trustee) except in compliance with such terms and conditions (if any) as the Manager, the Trustee and the Note Registrar in their absolute discretion nominate from time to time.

16.5     DETAILS ON NOTE REGISTER CONCLUSIVE

         (a)  (RELIANCE ON REGISTER) The Trustee shall be entitled to rely on the Note Register as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in the Note Register is inconsistent with any other document, matter or thing. The Trustee is not liable to any person in any circumstances whatsoever for any inaccuracy in, or omission from, the Note Register.

         (b)  (NO TRUSTS ETC) The Note Registrar shall not be obliged to enter on the Note Register notice of any trust, Security Interest or other interest whatsoever in respect of any Class A-1 Notes and the Trustee shall be entitled to recognise a Class A-1 Noteholder as the absolute owner of Class A-1 Notes and the Trustee shall not be bound or affected by any trust affecting the ownership of any
              Class A-1 Notes unless ordered by a court or required by statute.

16.6     ALTERATION OF DETAILS ON NOTE REGISTER

         On the Note Registrar being notified of any change of name or address or payment or other details of a Class A-1 Noteholder by the Class A-1
         Noteholder, the Note Registrar shall alter the Note Register accordingly.

16.7     RECTIFICATION OF NOTE REGISTER

         If:

         (a)  an entry is omitted from the Note Register;

         (b)  an entry is made in the Note Register otherwise than in accordance with this agreement;

         (c)  an entry wrongly exists in the Note Register;

         (d)  there is an error or defect in any entry in the Note Register; or

         (e)  default is made or unnecessary delay takes place in entering in the Note Register that any person has ceased to be the holder of
              Class A-1 Notes,

         the Note Registrar may rectify the same.

16.8     CORRECTNESS OF NOTE REGISTER

         The Note Registrar shall not be liable for any mistake, error or omission on the Note Register or in any purported copy except to the extent that the mistake, error or omission is attributable to its fraud, negligence or wilful default or that of its directors, officers, employees or servants.

--------------------------------------------------------------------------------
                                                                         Page 21

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

17.      CHANGES OF NOTE REGISTRAR
--------------------------------------------------------------------------------

17.1     REMOVAL

         The Trustee (or the Manager on its behalf after advising the Trustee)
         may terminate the appointment of the Note Registrar with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed), with effect not less than 60 days from that notice.

17.2     RESIGNATION

         Subject to this clause 17 the Note Registrar may resign its appointment at any time by giving to the Trustee, the Manager and the Note
         Registrar not less than 60 days written notice to that effect.

17.3     LIMITATION

         Despite clauses 17.1 and 17.2:

         (a)  no resignation by or termination of the appointment of the Note
              Registrar shall take effect until a new Note Registrar approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed); and

         (b)  the appointment of a new Note Registrar shall be on the terms and subject to the conditions of this agreement and the outgoing Note
              Registrar shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the new Note Registrar.

18.      GENERAL
--------------------------------------------------------------------------------

18.1     COMMUNICATIONS TO OFFSHORE NOTEHOLDERS

         The Principal Paying Agent shall, upon receipt from the Trustee,
         Manager, Security Trustee or Note Trustee of any communication to be delivered to Offshore Noteholders, Couponholders or Class A-1 Note
         Owners (as the case may be) including any communications pursuant to clauses 3.5, 7.1, 18(a), 22.1 or 23.2 of the Note Trust Deed or any
         other solicitation of notice from or consent of the Offshore
         Noteholders, Couponholders or Class A-1 Note Owners pursuant to or relating to the Note Trust Deed or this agreement, forward such communications to the Offshore Noteholders, Couponholders or Class A-1
         Note Owners, along with instructions that the responses relating to such communications be returned to the Principal Paying Agent. Such communication shall include the date upon which the response to such solicitation shall be delivered (the RESPONSE DATE). The Principal
         Paying Agent shall treat any Offshore Noteholder, Couponholder or Class
         A-1 Note Owner who has not delivered its response as of the Response
         Date as having withheld its consent to the proposed action. The
         Principal Paying Agent shall notify the Trustee, Manager and Note
         Trustee of the results of any such solicitations of consent.

--------------------------------------------------------------------------------
                                                                         Page 22

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

18.2     AGENCY

         Subject to any other provision of this agreement including clause 7, each of the Paying Agents, the Calculation Agent and the Note Registrar
         (each a NOTE PARTY) shall act solely for and as agent of the Trustee and shall not have any obligations towards or relationship of agency or trust with any person entitled to receive payments of principal and/or interest on the Offshore Notes, Coupons or Talons and shall be responsible only for performance of the duties and obligations expressly imposed upon it in this agreement.

18.3     IDENTITY

         Each Paying Agent shall (except as ordered by a court of competent jurisdiction or as required by law) be entitled to treat the person:

         (a)  who is, while a Book-Entry Note remains outstanding, the registered owner of that Book-Entry Note as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of the Common Depository as the holder of any Class A-1 Note represented by a Book-Entry Note shall be entitled to receive from the registered owner of that Book-Entry
              Note any payment so made in accordance with the respective rules and procedures of the Common Depository and on the terms and subject to the conditions of that Book-Entry Note;

         (b)  who is the registered owner of any relevant Definitive Note, as the absolute owner or owners of that Definitive Note, (whether or not that Definitive Note, is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it);

         (c)  who, when a Book-Entry Note in respect of any Class A-1 Note is no longer outstanding but Definitive Notes in respect of the Class
              A-1 Notes have not been issued, is for the time being the Note
              Trustee, as the person entrusted with the receipt of principal or interest, as applicable, on behalf of the Class A-1 Noteholders;

         (d)  who is, while a Global Note remains outstanding, the bearer of that Global Note as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of Euroclear or Clearstream, Luxembourg as the holder of any Class A-2 Note represented by a Global Note shall be entitled to receive from the bearer of that Global Note any payment so made in accordance with the respective rules and procedures of
              Euroclear or Clearstream, Luxembourg (as the case may be) and on the terms and subject to the conditions of that Global Note;

         (e)  who is the bearer of any relevant Definitive Note, Coupon or Talon as the absolute owner or owners of that Definitive Note, Coupon or
              Talon (whether or not that Definitive Note, Coupon or Talon is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); or

         (f)  who, when a Global Note is no longer outstanding but Definitive
              Notes, Coupons and Talons in respect of the Class A-2 Notes have not been issued, is for the time being the Note Trustee, as the person entrusted with the receipt of principal or interest, as applicable, on behalf of the relevant Class A-2 Noteholders or
              Couponholders,

--------------------------------------------------------------------------------
                                                                         Page 23

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

         and in all cases and for all purposes despite any notice to the contrary and shall not be liable for so doing.

18.4     NO SET-OFF

         No Paying Agent shall exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction in any payment to, any person entitled to receive amounts of principal or interest on the
         Offshore Notes in respect of moneys payable by it under this agreement.

18.5     RELIANCE

         Each of the Calculation Agent, the Note Registrar and the Paying
         Agent(s) shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Trustee or the Manager or in reliance upon any Offshore Note, Coupon or Talon or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.

18.6     ENTITLED TO DEAL

         A Note Party or any of its directors or officers shall not be precluded from acquiring, holding or dealing in any Offshore Notes, Coupons or
         Talons or from engaging or being interested in any contract or other financial or other transaction or arrangement with the Trustee, the
         Manager or the Servicer as freely as if it were not an agent of the
         Trustee under this agreement and in no event whatsoever (other than fraud, wilful misconduct, negligence or bad faith) shall any Note Party be liable to account to the Trustee or any person entitled to receive amounts of principal or interest on the Offshore Notes for any profit made or fees or commissions received in connection with this agreement or any Offshore Notes.

18.7     CONSULTATION

         Each Note Party may properly consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Trustee, the
         Manager or the relevant Paying Agent or the Calculation Agent. The Note
         Party must promptly notify the Trustee and the Manager of any such appointment or consultation.

18.8     DUTIES

         Each Note Party shall perform the duties, and only the duties, contained in or reasonably incidental to this agreement and the
         Conditions and in the Offshore Notes, Coupons and Talons, and no
         implied duties or obligations (other than general laws as to agency)
         shall be read into this agreement, the Offshore Notes, Coupons or
         Talons against any Note Party. A Note Party shall not be required to take any action under this agreement which would require it to incur any expense or liability, for which (in its reasonable opinion) either it would not be reimbursed within a reasonable time or in respect of which it has not been indemnified to its satisfaction.

--------------------------------------------------------------------------------
                                                                         Page 24

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

18.9     INCOME TAX RETURNS

         The Principal Paying Agent shall, subject always to compliance with mandatory provisions of law, deliver to each Class A-1 Noteholder such information as may be reasonably required to enable such Class A-1
         Noteholder to prepare its federal and state income tax returns.

18.10    TAXES

         Each Paying Agent shall file such returns concerning payments under this agreement as shall be required of it by applicable law, but shall not be responsible for the collection or withholding of Taxes due on such payments except, and only to the extent, required of it as Paying
         Agent by applicable law.

18.11    WRITTEN INSTRUCTIONS

         Each Paying Agent may, at any time, apply to the Trustee for written instructions with respect to any matter arising under this agreement and shall be fully protected in acting in accordance with such instructions.

18.12    NO REPRESENTATIONS

         No Paying Agent makes any representation with respect to the validity or sufficiency of the Offshore Notes, or the use or application of the proceeds of sale or distribution of the Offshore Notes, and shall incur no liability with respect to the foregoing.

19.      CHANGES IN PAYING AGENTS AND CALCULATION AGENT
--------------------------------------------------------------------------------

19.1     REMOVAL

         The Trustee (or the Manager with the consent of the Trustee (such consent not to be unreasonably withheld)) may at any time:

         (a)  with the prior written approval of the Note Trustee appoint:

              (i)   additional or alternative Paying Agents; or

              (ii)  an alternative Calculation Agent;

         (b)  subject to this clause 19, terminate the appointment of any Paying
              Agent or the Calculation Agent by giving written notice to that effect to each Designated Rating Agency, the Note Trustee, the
              Calculation Agent (if its appointment is to be terminated), the
              Principal Paying Agent and (if different) the Paying Agent whose appointment is to be terminated:

              (i)   with effect immediately on that notice, if any of the
                    following occurs in relation to the Paying Agent or
                    Calculation Agent (as the case may be):

                    (A)  an Insolvency Event has occurred in relation to the
                         Paying Agent or Calculation Agent;

                    (B)  the Paying Agent or Calculation Agent has ceased its
                         business;

                    (C)  the Paying Agent or Calculation Agent fails to comply with any of its obligations under this agreement and,
                         if capable of remedy, such failure is

--------------------------------------------------------------------------------
                                                                         Page 25

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

                         not remedied within five days after the earlier of (1)
                         the Paying Agent or the Calculation Agent, as the case
                         may be, having become aware of that failure and (2) the
                         receipt by the Paying Agent or the Calculation Agent,
                         as the case may be, of written notice with respect
                         thereto from the Trustee or Manager; or

              (ii)  otherwise, with the prior written approval of the Note
                    Trustee (which approval must not be unreasonably withheld or delayed) with effect not less than 60 days' from that
                    notice, which date shall be not less than 30 days before nor
                    30 days after any due date for payment of any Offshore Notes or Coupons.

19.2     RESIGNATION

         Subject to this clause 19, a Paying Agent or the Calculation Agent may resign its appointment under this agreement at any time by giving to the Trustee, the Manager, each Designated Rating Agency and (where a
         Paying Agent is resigning and the Paying Agent is not the Principal
         Paying Agent) the Principal Paying Agent not less than 60 days' written notice to that effect, which notice shall expire not less than 30 days before or 30 days after any due date for payment of any Offshore Notes or Coupons.

19.3     LIMITATION

         Despite clauses 19.1 and 19.2:

         (a)  no resignation by or termination of the appointment of the
              Principal Paying Agent shall take effect until a new Principal
              Paying Agent approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note
              Trustee (in each case, that approval not to be unreasonably withheld or delayed);

         (b)  subject to clause 19.3(a), if any Paying Agent or the Calculation
              Agent resigns in accordance with clause 19.2, but by the day falling 15 days before the expiry of any notice under clause 19.2 the Trustee or the Manager has not appointed a new Paying Agent or
              Calculation Agent then the relevant Paying Agent or Calculation
              Agent (as the case may be) may appoint in its place any reputable bank or trust company of good standing approved in writing by the
              Note Trustee and provided that the appointment is made on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

         (c)  no resignation by or termination of the appointment of the Irish
              Paying Agent shall take effect if as a result of that resignation or termination there would cease to be a Paying Agent which has a
              Paying Office in the Republic of Ireland;

         (d)  no appointment or termination of the appointment of any Paying
              Agent or the Calculation Agent (as the case may be) shall take effect unless and until notice has been given to the Offshore
              Noteholders in accordance with the relevant Conditions; and

         (e)  the appointment of any additional Paying Agent shall be on the terms and subject to the conditions of this agreement and each of the parties to this agreement shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or

--------------------------------------------------------------------------------
                                                                         Page 26

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              desirable to give effect to the appointment of the Paying Agent
              (which shall not, except in the case of an appointment under clause 19.1(a) or a termination under clause 19.1(b)(ii) or a resignation under clause 19.2, be at the cost of the Trustee).

         In addition, the Trustee at the direction of the Manager shall forthwith appoint a Paying Agent with a Paying Office in Ireland and/or
         London (as the case may be) in the circumstances described in the relevant Condition 6 (if there is no such Paying Agent at the time) and while such circumstances subsist maintain such a Paying Agent. Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act will be given by the Manager on behalf of the Trustee in accordance with the relevant Condition 12.

19.4     DELIVERY OF AMOUNTS

         If the appointment of the Principal Paying Agent terminates, the
         Principal Paying Agent shall, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any
         Offshore Note or Coupon and shall deliver to the successor Principal
         Paying Agent all records maintained by it pursuant to this agreement and all documents (including any Definitive Notes, Coupons or Talon)
         held by it under this agreement.

19.5     SUCCESSOR TO PAYING AGENTS

         (a)  On the execution by the Trustee, the Manager and any successor
              Paying Agent of an instrument effecting the appointment of that successor Paying Agent, that successor Paying Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and
              obligations of its predecessor with effect as if originally named as Paying Agent (or, in the case of a successor Principal Paying
              Agent, as if originally named as Principal Paying Agent) in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid
              (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor
              Paying Agent is appointed.

         (b)  Any corporation:

              (i)   into which a Paying Agent is merged;

              (ii)  with which a Paying Agent is consolidated;

              (iii) resulting from any merger or consolidation to which a Paying
                    Agent is a party; or

              (iv)  to which a Paying Agent sells or otherwise transfers all or substantially all the assets of its corporate trust
                    business,

              shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become a successor Paying Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the
              Manager, and after that effective date all references in this agreement to a

--------------------------------------------------------------------------------
                                                                         Page 27

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              Paying Agent (or in the case of a successor Principal Paying
              Agent, to the Principal Paying Agent) shall be references to that corporation.

19.6     SUCCESSOR TO CALCULATION AGENT

         (a)  On the execution by the Trustee, the Manager and any successor
              Calculation Agent of an instrument effecting the appointment of that successor Calculation Agent, that successor Calculation Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Calculation Agent in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued
              liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Calculation
              Agent is appointed.

         (b)  Any corporation:

              (i)   into which the Calculation Agent is merged;

              (ii)  with which the Calculation Agent is consolidated;

              (iii) resulting from any merger or consolidation to which the
                    Calculation Agent is a party;

              (iv)  to which the Calculation Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

              shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Calculation Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the
              Manager, and after that effective date all references in this agreement to the Calculation Agent shall be references to that corporation.

19.7     SUCCESSOR TO NOTE REGISTRAR

         (a)  On the execution by the Trustee, the Manager and any successor
              Note Registrar of an instrument effecting the appointment of that successor Note Registrar, that successor Note Registrar shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Note Registrar in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued
              liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Registrar is appointed.

         (b)  Any corporation:

              (i)   into which the Note Registrar is merged;

              (ii)  with which the Note Registrar is consolidated;

--------------------------------------------------------------------------------
                                                                         Page 28

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              (iii) resulting from any merger or consolidation to which the Note
                    Registrar is a party; or

              (iv)  to which the Note Registrar sells or otherwise transfers all or substantially all the assets of its corporate trust
                    business,

              shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Registrar under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the
              Manager, and after that effective date all references in this agreement to the Note Registrar shall be references to that corporation.

19.8     NOTICE TO OFFSHORE NOTEHOLDERS

         The Manager on behalf of the Trustee shall, within 14 days of:

         (a)  the termination of the appointment of any Paying Agent, the Note
              Registrar or the Calculation Agent;

         (b)  the appointment of a new Paying Agent, the Note Registrar or
              Calculation Agent; or

         (c)  the resignation of any Paying Agent or Calculation Agent,

         give to the Offshore Noteholders notice of the termination, appointment or resignation in accordance with the relevant Condition 12 (in the case of a termination under clause 19.1(b)(i) or 19.2 at the cost of the outgoing Paying Agent or the Calculation Agent, as the case may
         be).

19.9     CHANGE IN PAYING OFFICE OR SPECIFIED OFFICE

         (a)  If any Paying Agent proposes to change its Paying Office or to nominate a further Paying Office (which must be within the same city as its previous Paying Office), it must give to the Trustee, the Manager, the Note Trustee, the Offshore Noteholders (which notice, in the case of the Offshore Noteholders, must be given in accordance with Condition 12) and, in the case of a change in the
              Paying Office of a Paying Agent other than the Principal Paying
              Agent, the Principal Paying Agent, not less than 30 days' prior written notice of that change, giving the address of the new
              Paying Office and stating the date on which the change is to take effect.

         (b)  If the Calculation Agent proposes to change its Specified Office
              (which must be in London or such other jurisdiction as the
              Calculation Agent, the Manager and the Trustee agree from time to time), or to nominate a further Specified Office, it must give to the Trustee, the Manager, the Offshore Noteholders (which notice, in the case of the Offshore Noteholders, must be given in
              accordance with Condition 12) and the Note Trustee, not less than
              30 days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect.

         (c)  The Manager, on behalf of the Trustee, must, within 14 days of receipt of a notice under paragraph (a) (unless the appointment is to terminate pursuant to clause 19.1 or 19.2 on or prior to the date of that change) give to the Offshore Noteholders notice in accordance with the relevant Conditions of that change and of the address of the new Paying Office or

--------------------------------------------------------------------------------
                                                                         Page 29

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              Specified Office (as the case may be) but the costs of giving that notice shall be borne by the Paying Agent or the Calculation Agent
              (as the case may be) which is changing its Paying Office and not by the Trustee or the Manager.

20.      FEES AND EXPENSES
--------------------------------------------------------------------------------

         (a)  The Trustee shall pay to the Principal Paying Agent during the period when any of the Offshore Notes remain outstanding the administration fee separately agreed by the Principal Paying Agent and the Manager (on behalf of the Trustee), together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Principal Paying Agent is terminated under this agreement, the Principal Paying Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Principal Paying Agent will not be the Principal Paying Agent.

         (b)  The Trustee shall pay to the Calculation Agent during the period when any of the Offshore Notes remain outstanding the fee
              separately agreed by the Calculation Agent, the Manager and the
              Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the
              appointment of the Calculation Agent is terminated under this agreement, the Calculation Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Calculation Agent will not be the Calculation Agent.

         (c)  The Trustee shall pay to the Note Registrar during the period when any of the Class A-1 Notes remain outstanding the fee separately agreed by the Note Registrar and the Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Note Registrar is terminated under this agreement, the Note Registrar must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Note Registrar will not be the Note
              Registrar.

         (d)  Save as provided in paragraphs (a), (b) and (c), or as expressly provided elsewhere in this agreement, neither the Trustee nor the
              Manager shall have any liability in respect of any fees or expenses of the Calculation Agent, Principal Paying Agent, any
              other Paying Agent or the Note Registrar in connection with this agreement.

         (e)  The above fees, payments and expenses shall be paid in Euros or A$
              (as separately agreed between each of the Trustee, the Manager and the Principal Paying Agent (in the case of the fees, payments and expenses referred to in paragraph (a)) and each of the Trustee, the Manager and the Calculation Agent (in the case of the fees, payments and expenses referred to in paragraph (b)) and the
              Trustee shall in addition pay any Value Added Tax and GST which may be applicable. The Principal Paying Agent shall arrange for payment of commissions to the other Paying Agents and arrange for the reimbursement of their expenses promptly upon demand,
              supported by evidence of that expenditure, and provided that payment is made as required by paragraph (a) the Trustee shall not be concerned with or liable in respect of that payment.

--------------------------------------------------------------------------------
                                                                         Page 30

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

21.      WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------

         (a)  No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

         (b)  The rights, powers and remedies provided to a party in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

22.      SEVERABILITY OF PROVISIONS
--------------------------------------------------------------------------------

         Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

23.      ASSIGNMENTS
--------------------------------------------------------------------------------

         Subject to the other provisions of this agreement, no party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other parties, or if the rating of any Offshore Notes would be withdrawn or reduced as a result of the assignment, except for the creation of a charge by the Trustee under the Security Trust Deed. A party who assigns or transfers any of its rights or obligations under this agreement must promptly notify each Designated Rating Agency of that assignment or transfer.

24.      NOTICES
--------------------------------------------------------------------------------

24.1     GENERAL

         All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

         (a)  must be in writing;

         (b)  must be signed by an Authorised Signatory of the sender; and

         (c)  subject to paragraph (d), will be taken to be duly given or made:

              (i)   (in the case of delivery in person or by post) when
                    delivered, received or left at the address of the recipient shown in clause 24.2 or to any other address which may have been notified by the recipient to the sender under this
                    clause 24;

              (ii)  (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to
                    the number shown in clause 24.2 or any other number notified by the recipient to the sender under this clause 24; and

--------------------------------------------------------------------------------
                                                                         Page 31

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission to the number shown in clause 24.2 or any other number
                    notified by the recipient to the sender under this clause
                    24,

              but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 5:00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

         (d)  For the purposes of paragraph (c), all notices, requests, demands, consents, approvals, agreements or other communications to the
              Note Trustee, Principal Paying Agent, the Note Registrar or the
              Calculation Agent must be given or made by facsimile transmission.

         Any party may by notice to each party change its address, facsimile, telex or telephone number under this clause 24.1.

24.2     DETAILS

         The address, telephone and facsimile of each party at the date of this agreement are as follows:

         THE TRUSTEE

         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
         Level 7, 9 Castlereagh Street
         Sydney, New South Wales 2000

         Tel:              612 9229 9000
         Fax:              612 9221 7870

         Attention:        Manager Securitisation

         THE MANAGER

         CRUSADE MANAGEMENT LIMITED
         4-16 Montgomery Street
         Kogarah, New South Wales 2217

         Tel:              612 9320 5605
         Fax:              612 9320 5586

         Attention:        Executive Manager, Securitisation

         THE PRINCIPAL PAYING AGENT

         THE BANK OF NEW YORK
         IN RELATION TO THE CLASS A-1 NOTES, CLASS A-1 NOTEHOLDERS OR CLASS A-1
         NOTE OWNERS:

         101 Barclay Street
         Floor 21 West
         New York

--------------------------------------------------------------------------------
                                                                         Page 32

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

         New York 10286
         UNITED STATES OF AMERICA

         Telex:            Not applicable

         Fax:              + 1 212 815 5802 / 5803

         Attention:        Corporate Trust Services

         IN RELATION TO THE CLASS A-2 NOTES AND CLASS A-2 NOTEHOLDERS:

         48th Floor, 1 Canada Square
         London E14 5AL
         UNITED KINGDOM

         Fax:              + 44 20 796 4639

         Attention:        Global Trust Services

         THE CALCULATION AGENT

         THE BANK OF NEW YORK
         48th Floor, 1 Canada Square
         London E14 5AL
         UNITED KINGDOM

         Fax:              + 44 20 796 4639

         Attention:        Global Trust Services

         THE NOTE TRUSTEE

         THE BANK OF NEW YORK
         101 Barclay Street
         Floor 21 West
         New York
         New York 10286
         UNITED STATES OF AMERICA

         Telex:            Not applicable

         Fax:              + 1 212 815 5802 / 5803

         Attention:        Corporate Trust Services

         THE NOTE REGISTRAR

         THE BANK OF NEW YORK
         101 Barclay Street
         Floor 21 West
         New York

--------------------------------------------------------------------------------
                                                                         Page 33

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

         New York 10286
         UNITED STATES OF AMERICA

         Telex:            Not applicable

         Fax:              + 1 212 815 5802 / 5803

         Attention:        Corporate Trust Services

         THE IRISH PAYING AGENT

         AIB/BNY FUND MANAGEMENT (IRELAND) LIMITED
         Guild House
         Guild Street
         Dublin 1
         REPUBLIC OF IRELAND

         Fax:              +35 31 8290833

         Attention:        Chief Operating Officer

         WITH A COPY TO:
         The Note Trustee

         Solely for purposes of transfer of any Class A-1 Note, the Note
         Registrar shall act through its office at 101 Barclay Street, Floor 21
         West, New York, New York 10286.

24.3     COMMUNICATION THROUGH PRINCIPAL PAYING AGENT

         All communications relating to this agreement between the Trustee or the Manager, Note Registrar and the Calculation Agent and any of the
         Paying Agents or between the Paying Agents themselves shall, save as otherwise provided in this agreement, be made through the Principal
         Paying Agent.

25.      LIMITED RECOURSE
--------------------------------------------------------------------------------
25.1     GENERAL

         Clause 30 of the Master Trust Deed (as amended by the Supplementary
         Terms Notice) applies to the obligations and liabilities of the Trustee and the Manager under this agreement.

25.2     LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY

         (a)  The Trustee enters into this agreement only in its capacity as trustee of the Trust and in no other capacity (except where the
              Transaction Documents provide otherwise). Subject to paragraph (c)
              below, a liability arising under or in connection with this agreement or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability.
              This limitation of the Trustee's liability applies despite any other provision of this agreement and extends to all liabilities
              and

--------------------------------------------------------------------------------
                                                                         Page 34

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

              obligations of the Trustee in any way connected with any
              representation, warranty, conduct, omission, agreement or
              transaction related to this agreement or the Trust.

         (b)  Subject to paragraph (c) below, no person (including any Relevant
              Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver
              (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the
              Trustee.

         (c)  The provisions of this clause 25.2 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or Default.

         (d)  It is acknowledged that the Relevant Parties are responsible under this agreement or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph
              (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

         (e)  In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Offshore Noteholders
              must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this agreement or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (c) above.

         (f)  In this clause, RELEVANT PARTIES means each of the Manager, the
              Servicer, the Custodian, the Calculation Agent, each Paying Agent, the Note Trustee, the Note Registrar and the provider of any
              Support Facility.

         (g)  Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

25.3     UNRESTRICTED REMEDIES

         Nothing in clause 25.2 limits a Paying Agent or the Calculation Agent in:

         (a)  obtaining an injunction or other order to restrain any breach of this agreement by any party;

         (b)  obtaining declaratory relief; or

         (c)  in relation to its rights under the Security Trust Deed.

--------------------------------------------------------------------------------
                                                                         Page 35

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

25.4     RESTRICTED REMEDIES

         Except as provided in clauses 25.3 and 25.2(c) neither any Paying Agent nor the Calculation Agent shall:

         (a)  (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

         (b)  (STATUTORY DEMAND) issue any demand under section 459E(1) of the
              Corporations Act 2001 (Cth) (or any analogous provision under any other law) against the Trustee;

         (c)  (WINDING UP) apply for the winding up or dissolution of the
              Trustee;

         (d)  (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

         (e)  (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

         (f)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

         (g)  (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Trustee,

         or take proceedings for any of the above and each Paying Agent and the
         Calculation Agent waives its rights to make those applications and take those proceedings.

26.      COUNTERPARTS
--------------------------------------------------------------------------------
         This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

27.      GOVERNING LAW
--------------------------------------------------------------------------------
         This agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

28.      SUCCESSOR TRUSTEE
--------------------------------------------------------------------------------
         Each Paying Agent and the Calculation Agent shall do all things reasonably necessary to enable any successor Trustee appointed under clause 20 of the Master Trust Deed to become the Trustee under this agreement.

--------------------------------------------------------------------------------
                                                                         Page 36

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

EXECUTED as an agreement.

Each attorney executing this agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.

TRUSTEE

SIGNED for PERPETUAL TRUSTEES CONSOLIDATED LIMITED by its attorney under power of attorney in the presence of:

-----------------------------------        -------------------------------------
Witness Signature                          Attorney Signature

-----------------------------------        -------------------------------------
Print Name                                 Print Name

MANAGER

SIGNED for CRUSADE MANAGEMENT LIMITED by its attorney under power of attorney in the presence of:

-----------------------------------        -------------------------------------
Witness Signature                          Attorney Signature

-----------------------------------        -------------------------------------
Print Name                                 Print Name

--------------------------------------------------------------------------------
                                                                         Page 37

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

PRINCIPAL PAYING AGENT

SIGNED on behalf of THE BANK OF NEW YORK in the presence of:

-----------------------------------        -------------------------------------
Signature                                  Signature

-----------------------------------        -------------------------------------
Print Name                                 Print Name

NOTE TRUSTEE

SIGNED on behalf of THE BANK OF NEW YORK in the presence of:

-----------------------------------        -------------------------------------
Signature                                  Signature

-----------------------------------        -------------------------------------
Print Name                                 Print Name

--------------------------------------------------------------------------------
                                                                         Page 38

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

CALCULATION AGENT

SIGNED on behalf of THE BANK OF NEW YORK in the presence of:

-----------------------------------        -------------------------------------
Signature                                  Signature

-----------------------------------        -------------------------------------
Print Name                                 Print Name

NOTE REGISTRAR

SIGNED on behalf of THE BANK OF NEW YORK in the presence of:

-----------------------------------        -------------------------------------
Signature                                  Signature

-----------------------------------        -------------------------------------
Print Name                                 Print Name

--------------------------------------------------------------------------------
                                                                         Page 39

                                                        Allens Arthur Robinson +

Agency Agreement
--------------------------------------------------------------------------------

IRISH PAYING AGENT

SIGNED on behalf of                              )
AIB/BNY FUND MANAGEMENT (IRELAND) LIMITED        )
in the presence of:                              )
                                                   -----------------------------
                                                   Signature

------------------------------------------------   -----------------------------
Signature                                          Print name

------------------------------------------------   -----------------------------
Print name                                         Office held

--------------------------------------------------------------------------------
                                                                         Page 40